UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 8, 2006

                               Lumera Corporation
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             (Exact name of registrant as specified in its charter)

        Delaware                   000-50862                  91-2011728
------------------------   ------------------------    -------------------------
(State of Incorporation)   (Commission File Number)    (IRS Employer Identifica-
                                                              tion Number)

19910 North Creek Parkway, Bothell, Washington                  98011
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   (Address of principal executive offices)                   (Zip code)

Registrant's telephone number, including area code: (425) 415-6900

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

      |_|   Written communications pursuant to Rule 425 under the Securities Act

      |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 8, 2006, Lumera Corporation issued a press release announcing its financial results for the third quarter. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.01. REGULATION FD Disclosure

On February 22, 2006, Lumera Corporation issued a press release announcing a conference call at 4:30 pm EST on March 8, 2006 to discuss its financial results for 2005. A copy of this press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

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                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        LUMERA CORPORATION


                                        By: /s/ PETER J. BIERE
                                            ------------------
                                            Name:  Peter J. Biere
                                            Title: Chief Financial Officer and
                                                   Treasurer

Date: March 8, 2006

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                                  EXHIBIT INDEX

      Exhibit
      Number            Description Of Exhibit
      ------            ----------------------

      99.1              Press Release dated February 22, 2006 of Lumera
                        Corporation

      99.2              Press Release dated March 8, 2006 of Lumera Corporation